UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 21, 2006
(Date of earliest event reported)

SEQUIAM CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	333-45678	33-0875030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Sunport Lane
Orlando, Florida 32809
(Address of Principal Executive Offices)

(407) 541-0773
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

On June 21, 2006, Sequiam Corporation (the “Company”) closed a second preferred stock transaction with three institutional and accredited investors, (collectively the “Purchasers”) pursuant to which the Company issued 237.5 shares of its Series B preferred stock, par value $0.001 per share (the “Preferred Stock”) with a stated per share value of $1,000 for total proceeds of $237,500 (the “Offering”). Except as otherwise amended by that certain Amendment and Additional Issuance Agreement, dated June 21, 2006 between the Company and each of the Purchasers (the “Amendment Agreement”), the terms and conditions of the transaction documents used in the original Series B preferred stock transaction, which closed on May 17, 2006, apply to both the Company and the Purchasers. In connection with this second Series B preferred stock transaction, the Company received consents from each of the original Series B purchasers from the May 17, 2006 transaction and from an investor in the Company's November 2005 preferred stock financing, releasing the Company from certain negative covenants contained in the original Series B transaction documents or, in the case of the November 2005 investor, from certain other negative covenants. Each of these consents are in the form attached to the Amendment Agreement. The consent of the November 2005 investor is attached hereto as an exhibit to this report. Each of the original Series B transaction documents were attached as exhibits to the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission on May 18, 2006. The Amendment Agreement is attached hereto as an exhibit to this report.

The Preferred Stock is non-voting and entitles the Purchasers to receive a 10% cumulative dividend payable semiannually. The Preferred Stock is convertible into an aggregate of 1,130,952 common shares of the Company at a fixed price of $0.21 per share.

In connection with the Offering, the Purchasers received warrants to purchase up to an aggregate of 1,130,952 shares of the Company’s common stock at $0.30 per share (the “Series B Warrants”). The Company paid a commission of $23,750 to its placement agent in connection with the Offering and agreed to issue warrants, with the same terms and conditions of the Series B Warrants, to its placement agent and certain of its affiliates exercisable into an aggregate of 203,571 shares (the “Placement Agent Warrants”). All stock conversion prices and exercise prices are subject to adjustment for stock splits, stock dividends or similar events. The Company also agreed to file a registration statement with the U.S. Securities and Exchange Commission covering the shares issuable upon the conversion of the Preferred Stock and exercise of the Series B Warrants and the Placement Agent Warrants and shares issuable on account of dividends relating to the Series B preferred stock and any possible penalties or anti-dilution adjustment relating to the Series B preferred stock or the common stock purchase warrants issued to the Purchasers and the placement agent and its designees.

In the Company’s opinion, the issuance and sale of the Preferred Stock, the Series B Warrants and the Placement Agent Warrants were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon Section 4(2) of the Securities Act. The Purchasers, the placement agent and each of its affiliates receiving Placement Agent Warrants are accredited investors. The securities are not subject to resale except pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act. The Purchasers, the placement agent and each of its affiliates receiving Placement Agent Warrants had an opportunity to ask management questions about the Company and had adequate access to information about the Company. As referenced above, the Company paid a commission of $23,750 to its placement agent in connection with the Offering and issued the Placement Agent Warrants.

The attached Amendment Agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about the Company. The attached Amendment Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the attached Amendment Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the attached Amendment Agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the attached Amendment Agreement.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02.	Unregistered Sales of Equity Securities.

Since the Company filed its Form 10-QSB for the quarter ended March 31, 2006, it has issued 2,962.5 shares of Preferred Stock convertible into an aggregate of 14,107,142 shares of the Company’s common stock, agreed to issue warrants to purchase a total of 16,646,427 shares of the common stock of the Company and issued 483,871 shares of the common stock of the Company pursuant to Regulation S of the Securities Act, all of which constitutes in the aggregate more than five percent of the total number of shares outstanding as of June 21, 2006.

The issuance of 2,725 shares of Preferred Stock convertible into an aggregate of 12,976,190 shares of the Company’s common stock and the issuance of warrants to purchase a total of 15,311,904 shares of the common stock of the Company was previously reported in the Company’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 18, 2006.

The 483,871 shares of the Company’s common stock issued pursuant to Regulation S of the Securities Act was issued to CJCC (China Jiangsu Construction Corporation) in connection with an Exclusive Distribution and Manufacturing Agreement entered into as of April 15, 2006 (as previously reported in the Company’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 20, 2006). CJCC is located in Shanghai, China and both the offer and sale of the securities occurred outside of the United States.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

4.1	Amendment and Additional Issuance Agreement, dated June 21, 2006, between Sequiam Corporation and the Purchasers.

4.2	Form of Common Stock Purchase Warrant.

10.1	Amendment No. 1 to Consent and Waiver, dated June 20, 2006, between Sequiam Corporation and DKR SoundShore Oasis Holding Fund Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUIAM CORPORATION

Date: June 21, 2006	By:	/s/ Mark L. Mroczkowski
	Name:	Mark L. Mroczkowski
	Title:	Senior Vice President and Chief Financial Officer